SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-KA

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: November 21, 1997

                            COVENTRY INDUSTRIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                       000-22653                65-0353816
---------------                  ------------            --------------
(State or other                  (Commission             (IRS Employer
jurisdiction of                  File Number)            Identification
incorporation)                                           Number)

                           7777 Glades Road, Suite 211
                              Boca Raton, Fl 33069
                   -------------------------------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: 561-488-4802

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

      (a)    Financial Statements of Business Acquired.

Independent Auditor Report                                              F-1

Combined Financial Statements:

      Combined Balance Sheet                                            F-2

      Combined Statement of Operations and Accumulated Deficit          F-3

      Combined Statement of Cash Flow                                   F-4

      Notes to Finanical Statements                                     F-5

      Pro Forma Combined Financial Information                          F-9

                              Sweeney, Gates & Co.
                  (A partnership of Professional Associations)
                  Certified Public Accountants and Consultants



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Kedac, Inc.
(Debtor in Possession)


We have audited the accompanying statement of assets and liabilities in liquidation of Kedac, Inc. (Debtor in Possession) as of December 31, 1996, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities in liquidation of Kedac, Inc. (Debtor in Possession) as of December 31, 1996, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles applied on the basis described in the following paragraph.

As described in Note 3 to the financial statements, certain assets were sold on August 8, 1997 and the Company commenced liquidation shortly thereafter. As a result, the Company changed its basis accounting for its balance sheet on December 31, 1996 from the going concern basis to a liquidation basis.

It is not presently determinable whether the amounts realizable from the disposition of the remaining assets or the amounts that creditors agree to accept in settlement of the obligations due them will differ materially from the amounts shown in the accompanying financial statements.



                                       Sweeney, Gates & Co.


November 17, 1997


      2691 E. Oakland Park Boulevard, Suite 302, Fort Lauderdale, FL 33306
                         (954)776-2000 Fax (954)776-2023

                                   KEDAC, INC
               Statement of Assets and Liabilities in Liquidation
                                December 31, 1996

ASSETS
Current assets
  Accounts receivable, less allowance of $40,431                    $   311,034
  Inventory                                                              38,214
  Prepaid expenses                                                       58,156
                                                                    -----------

    Total current assets                                                407,404

Plant and equipment, net                                              1,053,010

Other assets                                                                325

                                                                    -----------
                                                                    $ 1,460,739
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities subject to compromise:
  Bank overdraft                                                    $    86,550
  Notes payable                                                       1,885,615
  Accounts payable and accrued expenses                                 496,140
  Accrued litigation provision                                          780,000
  Accrued interest payable                                               22,256
  Due to stockholder                                                  1,386,831

                                                                    -----------
    Total current liabilities                                         4,657,392
                                                                    -----------

Stockholders' deficit
  Common stock, $1 par value, 110 share authorized,
    110 shares issued and outstanding                                       110
  Additional paid-in capital                                            331,424
  Accumulated deficit                                                (3,528,187)

                                                                    -----------
    Total stockholders' deficit                                      (3,196,653)
                                                                    -----------

                                                                    $ 1,460,739
                                                                    ===========







   The accompanying notes are an integral part of these financial statements
                                       F-2

                                   KEDAC, INC.
                 Statement of Operations and Accumulated Deficit
                      For the Year Ended December 31, 1996

Revenues                                                            $ 2,272,714
Cost of sales                                                         1,983,994
                                                                    -----------

  Gross profit                                                          288,720
                                                                    -----------

Expenses:
  General and administrative expenses                                   875,527
  Depreciation                                                          324,203

                                                                    -----------
    Total expenses                                                    1,199,730
                                                                    -----------

Operating loss before reorganization items
  and other expenses                                                   (911,010)
                                                                    -----------

Other income (expenses):
  Interest expense                                                     (340,067)
  Provision for lawsuits                                               (780,000)
  Gain on disposition of equipment                                       62,491
  Reorganization items                                                 (484,806)
                                                                    -----------
                                                                     (1,542,382)
                                                                    -----------

       Net loss                                                      (2,453,392)

Accumulated deficit, begining of year                                (1,074,795)
                                                                    -----------

Accumulated deficit, end of year                                    $(3,528,187)
                                                                    ===========











    The accompanying notes are an integral part of these financial statements
                                       F-3

                                   KEDAC, INC.
                             Statement of Cash Flows
                      For the Year Ended December 31, 1996

Cash flows from operating activities
  Net loss                                                          $(2,453,392)
  Adjustments to reconcile net loss to
  net cash used in operating activities:
    Depreciation                                                        324,203
    Litigation provision                                                780,000
    Net realizable value adjustments                                    484,806
    Gain on disposition of equipment                                    (62,491)
  Changes in operating assets and liabilities:
    Increase in accounts receivable                                    (137,714)
    Decrease in inventory                                               163,023
    Decrease in prepaid expenses                                          8,411
    Increase in other assets                                            (17,763)
    Increase in accounts payable                                        139,719
    Increase in accrued interest payable                                 17,263

                                                                    -----------
  Net cash used in operating activities                                (753,935)
                                                                    -----------

Cash flows from investing activities
  Purchase of equipment                                                 (73,506)
                                                                    -----------
  Net cash used in investing activities                                 (73,506)
                                                                    -----------

Cash flows from financing activities
  Due to / from stockholder                                             810,138
  Proceeds from notes payable                                           172,961
  Payments on notes payable                                            (155,658)
                                                                    -----------
  Net cash provided by financing activities                             827,441
                                                                    -----------

Net increase (decrease) in cash                                               0
Cash, beginning of year                                                       0
                                                                    -----------
Cash, end of year                                                   $         0
                                                                    ===========


Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                            $   322,804
                                                                    ===========







    The accompanying notes are an integral part of these financial statements
                                       F-4

                                   KEDAC, INC.
                          Notes to financial statements

NOTE 1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS - Kedac, Inc., doing business as Lantana Peat and Soil (Debtor in Possession) is in the custom soil mixes business primarily for the Florida commercial nursery industry.

BASIS OF ACCOUNTING - The accompanying statements of operations and cash flows have been prepared on the going concern basis of accounting. Since the company has subsequently sold all of its operating assets, the balance sheet has been prepared on the liquidation basis. The assets have been written down or valued at the amounts that will be received by Company on August 8, 1997. The statement of assets and liabilities in liquidation has been prepared on the liquidation basis of accounting.

PLANT AND EQUIPMENT - Plant and equipment are carried at the lower of cost or fair market value. Depreciation is computed using the straight-line method for financial reporting purposes over lives from three to five years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the income for the period. Maintenance, repairs and replacements of minor units of equipment are charged to expense as incurred.

INVENTORY - Inventory is valued at cost using the first-in, first-out method of valuation.

INCOME TAXES - The Company, with the consent of its shareholders, elected to be an "S" Corporation under the Internal Revenue Code. All taxable income or loss flows through to the shareholders. Accordingly, no income tax expense or liability is recorded in the accompanying financial statements.

RECOVERABILITY OF LONG LIVED ASSETS - The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Due to the Company filing for relief under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the Southern District, the Company has provided for the impairment of these assets.


ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates based on management's knowledge and experience. Accordingly, actual results could differ from those estimates.

                                   KEDAC, INC.
                          Notes to financial statements

NOTE 2.     PETITION FOR RELIEF UNDER CHAPTER 11

      On January 2, 1997, Kedac, Inc ("Debtor") filed petitions for relief under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the Southern District. Under Chapter 11, certain claims against the Debtor in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtor continues business operations as Debtor in Possession. These claims are reflected in the December 31, 1996 statement of asset and liabilities in liquidation as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the Court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtor's assets ("secured claims") also are stayed, although the holders of such claims have the right to move the Court for relief from the stay. Secured claims are secured primarily by liens on the Debtor's property, plant and equipment.


NOTE 3.     PROPERTY HELD FOR SALE AND SUBSEQUENT EVENT

      On August 4, 1997, the United States Bankruptcy Court approved a Chapter 11 Liquidation Plan for Kedac, Inc. On August 8, 1997 LPS Acquisition Corp.
(LPS) acquired certain operating assets. The assets sold consisted of:

      Inventory                  $    38,214
      Accounts receivable            311,034
      Plant and equipment             70,000
                                 -----------
                                 $   419,248
                                 ===========

The liabilities assumed consisted of notes payable of $300,000 and $450,000 to banks. See note 6.


NOTE 4.     PLANT AND EQUIPMENT

      Plant and equipment consist of the following:




            Furniture and fixtures        $      14,686
            Machinery and equipment           1,622,894
            Computer equipment                   29,590
            Accumulated depreciation           (614,160)
                                          -------------
                                          $   1,053,010
                                          =============


      Depreciation was $324,203 for the year ended December 31, 1996.

                                   KEDAC, INC.
                          Notes to financial statements

NOTE 5.     NOTES PAYABLE

      Notes payable consists of the following:

      Unsecured note payable to an individual, bearing interest
      at 18%.                                                     $     59,000

      Note payable to a finance  company,  bearing  interest at
      10.25%,  payable  in  monthly  installments  of  $12,000,
      balloon  payment  due on May  1,1998.  Loan is secured by
      machinery and equipment.                                       1,042,555

      Note payable to bank, bearing interest at 9%, due October
      12,  1997.  Loan is secured by  municipal  bonds owned by
      principle  stockholder.  Note was subsequently assumed by
      LPS.                                                             450,000

      Note  payable to finance  company,  bearing  interest  at
      9.50%,  payable in 60 monthly  installments of $538. This
      loan is secured by a vehicle.                                     20,708

      Note  payable  to  bank,  bearing  13%  interest  only to
      November 1997,  payable in 36 monthly  installments based
      on a 20 year amortization, then, a balloon payment at end
      of the 60th  month.  Loan is  secured  by all  inventory,
      chattel   paper,   accounts,    equipment   and   general
      intangibles. Note was subsequently assumed by LPS.               300,000

      Other unsecured notes payable                                     13,352
                                                                  ------------
                                                                  $  1,885,615
                                                                  ============

                                   KEDAC, INC.
                          Notes to financial statements

6.    RELATED PARTY TRANSACTIONS

As of December 31, 1996, the Company owed $1,165,018 to its President and principal shareholder. The notes payable were unsecured and bear interest at 13% to 18%. As of December 31, 1996, the Company owed $221,813 to another shareholder. The notes payable are unsecured and bear interest at 18%. The accrued interest was included in the note balance at the end of the year.

The principle shareholder `s family trust owns the land used by the Company for its production facilities. The Company pays rent equal to the amount of the principle loan payments, interest, taxes and insurance on the land. The amount paid for the year ended December 31, 1996 was $101,817.

Quebec, Inc. is a Corporation wholly owned by the shareholders of Kedac, Inc. The Company has an option to purchase a Canadian peat bog. The Company advanced $75,000 for this property. The option expired in February 1996 and has been written off in reorganization items. See footnote 7.

7.  OTHER EXPENSES, REORGANIZATION ITEMS AND PROVISION FOR LAWSUITS

Reorganization items consisted of the following:
Writedown of Quebec receivables                   $  220,576
Bankruptcy attorney fees                              55,000
Write down of property and equipment                 200,552
Other                                                  8,678
                                                  ----------
                                                  $  484,806
                                                  ==========


Provision for lawsuits consisted of amount due in connection with the purchase assets from Can-Flo, Inc. the prior owner. Since the Company filed petitions for relief under Chapter 11 and subsequently liquidated, the Debtor in Possession did not pursue the lawsuits and therefore has provided for the entire amount.

                            COVENTRY INDUSTRIES CORP.
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                       ACQUISITION OF LPS ACQUISTION CORP.
                      AND PURCHASE OF ASSETS OF KEDAC, INC.

      The following unaudited proforma condensed combined balance sheet and statements of operations, as of and for the year ended June 30, 1997, give effect to the September 1, 1997, (effective date) acquisition of LPS Acquisition Corp. The proforma information is based on the following: historical financial statements of Coventry Industries, Corp. and LPS Acquisition Corp. giving effect to the purchase of the assets of Kedac, Inc. and the assumptions and adjustments in the accompanying notes.

      The proforma balance sheet and proforma statements of operations reflects the historical balance sheet and statement of operations of Coventry Industries Corp. (Formerly Workforce Systems Corp.) for the year ended June 30, 1997, combined with the historical balance sheet and statement of operations of Kedac, Inc. for the year ended June 30, 1997, as if the acquisition had been effective since the beginning of the fiscal year. The proforma adjustments to the historical financial statements consist of the purchase of certain assets of Kedac, Inc. by LPS Acquisition Corp. and the amortization of intangibles and depreciation of equipment acquired on September 1, 1997.

      These proforma operations may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future.

                            COVENTRY INDUSTRIES CORP
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                        PROFORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1997
                                   (Unaudited)

                                                         Historical
                                         ------------------------------------------
                                           Coventry          LPS                         Proforma        Consolidated
                                          Industries     Acquisitions   Kedac, Inc.     Adjustments         Total
                                         -------------   ------------  ------------   ---------------   -------------
ASSETS

Current assets
  Cash                                   $    335,321    $             $                                $     335,321
  Accounts receivable                       1,065,627                       266,172                         1,331,799
  Inventory                                 1,888,235                         1,810                         1,890,045
  Prepaid expenses                            707,238                        12,079   (1)    (12,079)         707,238
                                          ------------    ----------     -----------                      -----------

    Total current assets                    3,996,421             0         280,061                         4,264,403

Property, plant and equipment               2,914,731                       885,200   (1)   (815,200)       2,984,731

Other assets                                2,758,020                                 (1)    690,469        3,448,489
                                          ------------    ----------     -----------                      -----------

                                         $  9,669,172    $        0    $  1,165,261                     $  10,697,623
                                          ============    ==========     ===========                      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                 $    915,630    $             $    555,173   (1)   (555,173)   $     915,630
  Accrued expenses                            487,056                       824,643   (1)   (824,642)         487,057
  Factoring line of credit                    398,858                                                         398,858
  Current maturities of long-term debt        234,447                     1,876,841   (1) (1,126,841)         984,447
  Note payable - related party                142,731                     1,621,546   (1) (1,621,546)         142,731
                                          ------------    ----------     -----------                      -----------

    Total current liabilities               2,178,722             0       4,878,203                         2,928,723

Other liabilities                           1,855,135                                                       1,855,135

Total stockholders' equity (deficit)        5,635,315                    (3,712,942)  (1)  3,991,392        5,913,765
                                          ------------    ----------     -----------                      -----------

                                         $  9,669,172    $        0    $  1,165,261                     $  10,697,623
                                          ============    ==========     ===========                      ===========

                            COVENTRY INDUSTRIES CORP
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                                   (Unaudited)

                                                        Historical
                                        -----------------------------------------
                                          Coventry         LPS                         Proforma        Consolidated
                                         Industries    Acquisitions   Kedac, Inc.     Adjustments         Total
                                        -------------  ------------  -------------   ---------------   -------------

Revenue                                 $  4,653,286   $             $   2,345,408                    $    6,998,694
Cost of sales                              3,518,500                     2,481,347                         5,999,847
                                          -----------   -----------    ------------                     ------------

Gross profit                               1,134,786             0        (135,939)                          998,847

Operating expenses
  General and administrative               1,327,546                       620,192                         1,947,738
  Depreciation and amortization              282,398                       329,176   (2) (279,176)           332,398
  Provision for doubtful accounts            246,013                        77,791                           323,804
  Professional fees                          308,996                        30,008                           339,004
  Marketing and public relations             464,596                         3,298                           467,894
                                          -----------   -----------    ------------                     ------------
                                           2,629,549             0       1,060,465                         3,410,838

Operating loss                            (1,494,763)            0      (1,196,404)                       (2,411,991)

Other expenses
  Interest expense                            65,488                       216,040   (2) (141,040)           140,488
  Acquisition expense                        110,000                                                         110,000
  Provision for lawsuits                                                   780,000   (2) (780,000)                 0
  Reorganization items                                                     484,806   (2) (484,806)                (0)
  Startup expenses                         1,357,899                                                       1,357,899
                                          -----------   -----------    ------------                     ------------

                                           1,533,387             0       1,480,846                         1,608,387
                                          -----------   -----------    ------------                     ------------

Loss before income tax benefit            (3,028,150)            0      (2,677,250)                       (4,020,378)
Income tax (benefit)                        (133,399)                                                       (133,399)
                                          -----------   -----------    ------------                     ------------

Net loss                                $ (2,894,751)  $         0   $  (2,677,250)                   $   (3,886,979)
                                          ===========   ===========    ============                     ============

Loss per common share

Net loss per common share               $      (3.58)                                                 $        (3.60)
                                          ===========                                                   ============

Weighted average shares                      808,421                                                       1,078,421
  outstanding                             ===========                                                   ============


                            COVENTRY INDUSTRIES CORP
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                        PROFORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1997
                                   (Unaudited)




In combining the entities, the following proforma adjustments have been made:

(1)    Other assets (goodwill)                       690,469
       Trade accounts payable                        555,173
       Accrued expenses                              824,642
       Current maturities of long-term debt        1,126,841
       Note payable - related party                1,621,546
       Prepaid expenses                                               12,079
       Property, plant and equipment                                 815,200
       Total stockholders' equity                                  3,991,392

      To record the purchase of assets of Kedac, Inc. and the assumption of related liabilities related to the assets purchased.


(2) For purpose of presenting the proforma condensed statement of operations the following adjustments have been made:

       Increase (decrease) in income:
       Depreciation and amortization                           $    (279,176)
       Interest expense                                             (141,040)
       Reorganization items                                         (780,000)
       Startup expenses                                             (484,806)
                                                                 ------------
                                                               $  (1,685,022)
                                                                 ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 1997                         By: /s/ Robert L. Hausman
                                                    ----------------------------
                                                      President